Exhibit 10.2

Execution Copy

AMENDED AND RESTATED

RELEASE AND INDEMNIFICATION AGREEMENT

DATED AS OF JUNE 18, 2004

BY AND BETWEEN

VIACOM INC.

AND

BLOCKBUSTER INC.

i

Section 4.08. Governing Law	10

Section 4.09. Counterparts	11

ii

AMENDED AND RESTATED

RELEASE AND INDEMNIFICATION AGREEMENT

AMENDED AND RESTATED RELEASE AND INDEMNIFICATION AGREEMENT (this “Agreement”) dated as of June 18, 2004, by and between VIACOM INC., a Delaware corporation (“Viacom”) and BLOCKBUSTER INC., a Delaware corporation and an indirect subsidiary of Viacom (“Blockbuster”).

RECITALS

WHEREAS, on September 29, 1994, Viacom acquired the businesses and operations of Blockbuster Entertainment Corporation, a Delaware Corporation (“BEC”) through a merger of BEC with and into Viacom (the “Merger”);

WHEREAS, from the Merger until the closing of the IPO (defined below), Viacom owned and operated the acquired businesses and operations of BEC and other related businesses and operations and made significant improvements and contributions thereto and transferred certain of the assets, businesses and operations acquired in the Merger and certain other related assets, businesses and operations to Blockbuster and its Subsidiaries (collectively, the “Asset Transfers”);

WHEREAS, Viacom presently intends to split-off Blockbuster in a tax-free transaction;

WHEREAS, on August 16, 1999, Blockbuster issued shares of its common stock in an initial public offering registered under the Securities Act of 1933, as amended;

WHEREAS, in consideration of the foregoing and as a condition to the willingness of the parties to proceed with the initial public offering, Blockbuster has agreed to release and indemnify Viacom, and Viacom has agreed to release and indemnify Blockbuster, as more fully described below; and

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliates” means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; provided, however, that prior to the Split-Off Date, Affiliates of Blockbuster or Viacom shall only include Persons who would be affiliates of

Blockbuster or Viacom, respectively, assuming that the Split-Off Date had occurred immediately prior to the determination as to whether such Person was an affiliate of Blockbuster or Viacom, respectively.

“Agreement” has the meaning ascribed thereto in the Preamble.

“Asset Transfers” has the meaning ascribed thereto in the Recitals.

“BEC” has the meaning ascribed thereto in the Recitals.

“Blockbuster” has the meaning ascribed thereto in the Preamble.

“Blockbuster Business” has the meaning ascribed thereto in Section 2.01(a)(i).

“Blockbuster Registration Statement” means any registration statement (or any preliminary or final prospectus included therein), information memorandum or other offering document relating to a primary offer and sale of securities of Blockbuster prepared by Blockbuster or at its direction, in each case including all exhibits thereto and as supplemented and amended from time to time.

“Blockbuster Subsidiary Obligors” means, collectively, any direct or indirect Subsidiary of Blockbuster that is or becomes an obligor on, guarantees, or otherwise becomes directly or indirectly liable with respect to any Senior Indebtedness of Blockbuster.

“Indemnified Party” means any Person who is entitled to received payment or defense from an Indemnifying Party pursuant to this Agreement.

“Indemnifying Party” means any party who is required to pay or defend any other Person pursuant to this Agreement.

“IPO” means the initial public offering by Blockbuster of shares of Blockbuster Class A Common Stock as contemplated by the IPO Registration Statement.

“IPO and Split-Off Agreement” means the Amended and Restated Initial Public Offering and Split-Off Agreement date as of the date hereof among Viacom, Viacom International Inc. and Blockbuster.

“IPO Registration Statement” means the Registration Statement on Form S-1, Registration No. 333-77899, of Blockbuster, including all exhibits thereto and as supplemented and amended from time to time.

“Intercompany Agreements” means this Agreement; the IPO and Split-Off Agreement; the Amended and Restated Transition Services Agreement, the Amended and Restated Registration Rights Agreement, the Amended and Restated Tax Matters Agreement, and the Insurance Agreement, each dated the date hereof by and between the parties; and the Indemnity Letter dated May 20, 2004 between and among the parties and the Directors of Blockbuster.

“Losses” has the meaning ascribed thereto in Section 2.01(a).

“Merger” has the meaning ascribed thereto in the Recitals.

“Person” means any individual, corporation, limited or general partnership, limited liability company, joint venture association, joint stock company, trust unincorporated organization or government or any agency or political subdivision thereof.

“Representatives” means directors, officers, employees, agents, consultants, advisors, accountants, attorneys and representatives.

“Securities Act” means the Securities Act of 1933, as amended from time to time, together with the rules and regulations promulgated thereunder.

“Senior Indebtedness” means, with respect to a Person, (i) all senior indebtedness of such Person for borrowed money, (ii) all senior obligations of such Person evidenced by bonds, debentures, notes or other similar instruments and (iii) all senior indebtedness of others secured by a lien on any property of such person.

“Split-Off” means the distribution of Blockbuster Common Stock by Viacom in one or more transactions occurring after the IPO that collectively have the effect that all or a substantial part of shares of Blockbuster Common Stock held by Viacom are distributed to all or some of the stockholders of Viacom, whenever such transaction(s) shall occur.

“Split-Off Date” is the date upon which Viacom has distributed, in the Split-Off, shares of Blockbuster Class A Common Stock and/or Blockbuster Class B Common Stock which in the aggregate represent a distribution of “control” as defined in section 368(c) of the Internal Revenue Code of 1986, as amended.

“Split-Off Registration Statement” means any registration statement (or any preliminary or final prospectus included therein), information memorandum or other offering document relating to the Split-Off, in each case including all exhibits thereto and as supplemented and amended from time to time.

“Subsidiary” means with respect to any Person, any other Person a majority of the equity ownership or voting stock of which is at the time owned, directly or indirectly, by such Person and/or one or more other Subsidiaries of such Person; provided, however, that prior to the Split-Off Date, a Subsidiary of Viacom shall only include Persons who would be a Subsidiary of Viacom assuming the Split-Off Date has occurred immediately prior to the determination as to whether such Person was a Subsidiary of Viacom.

“Transfer Costs” means any payments, costs or expenses paid to a third party associated with the Asset Transfers.

“Viacom” has the meaning ascribed thereto in the Preamble.

“Viacom Business” has the meaning ascribed thereto in Section 2.02.

“Viacom Guarantees” means guarantees of Viacom and its Subsidiaries with respect to obligations arising out of or relating to the Blockbuster Business, including without limitation guarantees or other obligations under leases or other agreements relating to video and music stores, offices, warehouses and equipment.

ARTICLE II

INDEMNIFICATION

Section 2.01. Indemnification by Blockbuster. (a) Blockbuster and any Blockbuster Subsidiary Obligor jointly and severally agree to indemnify and hold harmless Viacom and its past, present or future Subsidiaries and Affiliates and any of their past, present or future Representatives, heirs, executors and any of their successors and assigns against any and all payments, losses, liabilities, damages, claims, and expenses (including without limitation, attorney’s fees and expenses incurred in good faith) and costs whatsoever (“Losses”), as incurred, arising out of or relating to:

(i) all assets, businesses and operations conducted, operated, managed or owned, in whole or in part, by (A) BEC or any Person that was at any time a Subsidiary or Affiliate of BEC, (B) Viacom or any Person that was at any time a Subsidiary or Affiliate of Viacom that were the responsibility of the chief executive officer of the Blockbuster Entertainment operating unit of Viacom, (C) Blockbuster or any Person that was at any time a Subsidiary or Affiliate of Blockbuster, or (D) any successor, assign or Representative of any of the foregoing at any time, whether before, at or after the IPO (including without limitation any assets, businesses or operations that were purchased, newly started, discontinued or sold) or any transaction related thereto or causes of action arising therefrom (collectively, the “Blockbuster Business”); and

(ii) the Transfer Costs;

provided that, in case of clause (i) above, assets, businesses and operations referred to therein shall (A) include, without limitation, home video retailing (whether videocassette, laserdisc, digital versatile disc, digital video express or otherwise and whether rental or sale or in a physical store or over the Internet), video game retailing (whether rental or sale), music retailing, the operation of children and adult entertainment centers (but this indemnification shall not apply to assets, businesses and operations conducted by Paramount Parks) and the development, marketing, sale and management of franchises related to the foregoing assets, businesses and operations and the Viacom Guarantees and (B) exclude all assets, businesses and operations of Spelling Entertainment Group Inc. and its Subsidiaries (including Republic Entertainment Inc. and WorldVision Inc.), Showtime Networks Inc., Virgin Interactive Entertainment Limited and Virgin Interactive Entertainment Inc.

(b) To the extent that a Subsidiary of Blockbuster becomes a Blockbuster Subsidiary Obligor, Blockbuster shall cause such Subsidiary to become a party to this Agreement through an amendment hereto pursuant to which such Blockbuster Subsidiary Obligor will expressly assume all of the obligations, and acquire all of the rights, of Blockbuster under this Agreement. Such assumption of obligations and acquisition of rights shall in no way discharge Blockbuster from any of its obligations hereunder or diminish any of Blockbuster’s rights hereunder, as the case may be. Such amendment shall be (i) executed and delivered to Viacom (and shall become effective) simultaneously with the execution and delivery by such Blockbuster Subsidiary Obligor (and the effectiveness) of the documentation pursuant to which it became a Blockbuster Subsidiary Obligor and (ii) contain provisions reasonably satisfactory to Viacom to maximize the likelihood that such amendment would not be subject to attack under applicable fraudulent conveyance or similar laws.

(c) The obligations of the parties under this Section 2.01 shall be in addition to any liability which any party may have to the other party.

Section 2.02. Indemnification by Viacom. (a) Viacom agrees to indemnify and hold harmless Blockbuster and its past, present or future Subsidiaries and Affiliates and any of their past, present or future Representatives, heirs and any of their executors, successors and assigns against any and all Losses, as incurred, arising out of or relating to all assets, businesses and operations conducted, operated, managed or owned, in whole or in part, by Viacom or any Person that was at any time a Subsidiary or Affiliate of Viacom or any predecessor, successor, assign or Representative of any of the foregoing at any time whether before, at or after the IPO (including, without limitation, any assets, businesses or operations that were purchased, newly started, discontinued or sold) or any transaction related thereto or causes of action arising therefrom other than the Blockbuster Business and Transfer Costs (which Blockbuster and any Blockbuster Subsidiary Obligor agree to indemnify Viacom pursuant to Section 1.01) (the “Viacom Business”).

(b) The obligations of the parties under this Section 2.02 shall be in addition to any liability which any party may have to the other party.

Section 2.03. Certain Other Matters. Notwithstanding anything to the contrary herein, the rights and obligations of the parties with respect to indemnification for (a) the tax matters that are the subject matter of the Amended and Restated Tax Matters Agreement dated as of the date hereof between the parties thereto and (b) the matters that are the subject matter of the Indemnity Letter dated May 20, 2004 between the parties hereto and the Directors of Blockbuster, shall be governed solely by such agreements; and the rights and obligations of the parties with respect to any other indemnification or hold harmless obligation expressly set forth in any other provision of any Intercompany Agreement shall be governed solely by such provisions.

Section 2.04. Registration Indemnification. (a) Blockbuster and any Blockbuster Subsidiary Obligor jointly and severally agree to indemnify and hold harmless Viacom and each Person, if any, who controls Viacom within the meaning of the Securities Act and Affiliates and Representatives of each of the foregoing from and against any and all Losses (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim), as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference into, or any omission or alleged omission to state a material fact required to be stated in or necessary to make the statements therein not misleading in, or incorporated by reference into, (i) any Blockbuster Registration Statement filed at or prior to the date of the Split-Off, including, without limitation, the IPO Registration Statement but excluding the Split-Off Registration Statement; (ii) the sections or portions thereof of the Split-Off Registration Statement set forth on Schedule 2.04(a) attached hereto; and (iii) any statement in (or incorporated by reference into) the Split-Off Registration Statement that is not in (or incorporated by reference into) the sections or portions thereof of the Split-Off Registration Statement set forth on Schedule 2.04(a), to the extent based on any information furnished to Viacom in writing by Blockbuster expressly for use therein or based on any information which was the subject of a representation letter or bring down letter given by Blockbuster to Viacom in connection with the preparation of Viacom’s financial statements; except that with respect to each of clauses (i) through (iii) of this sentence, Blockbuster and any Blockbuster Subsidiary Obligor shall not be liable in any such case to the extent that any such Losses are arising out of or relating to any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to Blockbuster in writing by Viacom expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Viacom and shall survive the transfer of such securities. In the case of an offering with respect to which Viacom has designated the lead or managing underwriters (or Viacom is offering securities of Blockbuster directly, without an underwriter), this indemnity does not apply to any Loss arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Viacom) to such Person asserting such Loss at or prior to the written confirmation of the sale of the securities of Blockbuster as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(b) Viacom agrees to indemnify and hold harmless Blockbuster and each Person, if any, who controls Blockbuster within the meaning of the Securities Act and Affiliates and Representatives of each of the foregoing from and against any and all Losses (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any such action or claim), as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in, or incorporated by reference into, or any omission or alleged omission to state a material fact required to be stated in or necessary to make the statements therein not misleading in, or incorporated by reference into, (i) any Blockbuster Registration Statement filed at or prior to the date of the Split-Off (including, without limitation, the IPO Registration Statement but excluding the Split-Off Registration Statement), but only with reference to Losses arising out of information relating to Viacom furnished to Blockbuster in writing by Viacom expressly for use therein; (ii) the sections or portions thereof of the Split-Off Registration Statement set forth on Schedule 2.04(b) attached hereto; and (iii) any statement in (or incorporated by reference into) the Split-Off Registration Statement that is not in (or incorporated by reference into) the sections or portions thereof of the Split-Off Registration Statement set forth on Schedule 2.04(b), to the extent based on any information furnished to Blockbuster in writing by Viacom expressly for use therein; except that with respect to each of clauses (i) through (iii) of this sentence, Viacom shall not be liable in any such case to the extent that any such Losses are arising out of or relating to any such untrue statement or omission or alleged untrue statement or omission based upon (x) information furnished to Viacom in writing by Blockbuster expressly for use therein or (y) any information which was the subject of a representation letter or bring down letter given by Blockbuster to Viacom in connection with the preparation of Viacom’s financial statements. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Blockbuster and shall survive the transfer of such securities. In the case of an offering with respect to which Blockbuster has designated the lead or managing underwriters (or Blockbuster is offering securities of Blockbuster directly, without an underwriter), this indemnity does not apply to any Loss arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Blockbuster) to such Person asserting such Loss at or prior to the written confirmation of the sale of the securities of Blockbuster as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(c) If the indemnification provided for in this Section 2.04 shall for any reason be unavailable (other than in accordance with its terms) to an Indemnified Party in respect of any Loss referred to therein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Loss as between Blockbuster on the one hand and Viacom on the other, in such proportion as is appropriate to reflect the relative fault of Blockbuster and of Viacom in connection with such statements or omissions which resulted in such Loss as well as any other relevant equitable considerations. The relative fault of Blockbuster on the one hand and of Viacom on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to Viacom’s stock ownership in Blockbuster. The amount paid or payable by an Indemnified Party as a result of the Loss in respect thereof, referred to above in this paragraph (c) shall be deemed to include, for purposes of this paragraph (c), any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Blockbuster and Viacom agree that it would not be just and equitable if contribution pursuant to this Section 2.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provisions of this Section 2.04, Viacom shall not be required to contribute any amount in excess of the amount by which the total price at which the securities of Blockbuster were offered by Viacom to the public exceeds the amount of any damages which Viacom has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

(d) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.04 (with appropriate modifications) shall be given by Blockbuster and Viacom with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

(e) The obligations of the parties under this Section 2.04 shall be in addition to any liability which any party may otherwise have to the other party.

Section 2.05. Calculation of Indemnification Payments. The amount which any Indemnifying Party is required to pay to any Indemnified Party pursuant to this Agreement shall be reduced (including, but not limited to, retroactively) by any recovery, judgment, settlement or other amounts actually recovered, including insurance proceeds, by such Indemnified Party with respect to such Losses. If an Indemnified Party shall have received payment with respect to Losses and shall subsequently actually receive a recovery, judgment, settlement or other amount with respect to such Losses, then such Indemnified Party shall promptly, but in no event later than 15 business days after such recovery, judgment, settlement or other amount actually received, pay to such Indemnifying Party a sum equal to the lesser of (i) the amount of such recovery, judgment, settlement or other amount actually received or (ii) the amount of payments actually received previously in respect of such Loss.

Section 2.06. Indemnification Procedures. The indemnification procedures set forth in Section 8.01(b) of the IPO and Split-Off Agreement are incorporated herein and made a part hereof for all purposes as if fully set forth herein and shall govern the parties’ rights and obligations with respect thereto.

Section 2.07. Remedies Cumulative. The remedies provided in this Agreement shall be cumulative and shall not preclude assertion by any Indemnified Party of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

ARTICLE III

RELEASE

Section 3.01. General Release. (a) Blockbuster for itself and on behalf of its Subsidiaries hereby releases, remises and forever discharges each of Viacom and its Subsidiaries or Affiliates and any of their Representatives from any losses, obligation or responsibility for any and all actions or failures to take action, in each case prior to August 16, 1999, including any actions which may be deemed to have been negligent or grossly negligent, relating to, resulting from or arising out of the operation or conduct of any assets, businesses and operations managed or operated by, or operationally related or ancillary to, directly or indirectly, the Blockbuster Business and the Viacom Business, except for any Losses, obligation or responsibility for any willful or intentional misconduct in the operation or conduct of the Blockbuster Business or the Viacom Business prior to August 16, 1999.

(b) Viacom for itself and on behalf of its Subsidiaries hereby releases, remises and forever discharges each of Blockbuster and its Subsidiaries or Affiliates and any of their Representatives from any losses, obligation or responsibility for any and all actions or failures to take action, in each case prior to August 16, 1999, including any actions which may be deemed to have been negligent or grossly negligent, relating or ancillary to, resulting from or arising out of the operation or conduct of any assets, businesses and operations managed or operated by, or operationally related to, directly or indirectly, the Blockbuster Business and the Viacom Business, except for any Losses, obligation or responsibility for any willful or intentional misconduct in the operation or conduct of the Blockbuster Business or the Viacom Business prior to August 16, 1999.

(c) Nothing set forth in subsections (a) and (b) shall limit or otherwise affect any party’s rights or obligations pursuant to, or contemplated by the Intercompany Agreements.

ARTICLE IV

MISCELLANEOUS

Section 4.01. Further Agreements. (a) Blockbuster agrees, and Blockbuster will cause its Subsidiaries, to do all things reasonably necessary to maintain and conduct its business and operations, in a commercially reasonable manner, including without limitation (x) paying, on a timely basis, principal and interest in respect to its debt and rent in respect to leases and (y) complying with its obligations under any credit agreement, indenture, lease, guarantee or other agreement or document.

(a) Viacom agrees, and Viacom will cause its Subsidiaries, to do all things reasonably necessary to maintain and conduct its business and operations, in a commercially reasonable manner, including without limitation (x) paying, on a timely basis, principal and interest in respect to its debt and (y) complying with its obligations under any credit agreement, indenture, lease, guarantee or other agreement or document.

Section 4.02. Amendments. This Agreement shall not be supplemented, amended or modified in any manner whatsoever (including without limitation by course of dealing or of performance or usage of trade) except in writing signed by the parties.

Section 4.03. Successors and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto by operation of law or otherwise without the express written consent of the other party hereto, except that any party hereto may assign this Agreement to a successor to all or substantially all the business of such party (whether by merger, sale of stock or sale of assets or otherwise), provided that the assigning party shall not in any event be released from its obligations, liabilities and duties under this Agreement.

Section 4.04. [intentionally omitted].

Section 4.05. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any portion of this Agreement is declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, which shall continue in full force and effect as if this Agreement had been executed with the invalid portions thereof deleted; provided, that the entirety of this Agreement shall continue in full force and effect in all other jurisdictions.

Section 4.06. Entire Agreement. Other than the other Intercompany Agreements, this Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

Section 4.07. Notices. All notices, consents, requests, approvals, and other communications provided for or required herein, and all legal process in regard thereto, must be in writing and shall be deemed validly given, made or served, (a) when delivered personally or sent by telecopy to the facsimile number indicated below with a required confirmation copy sent in accordance with subsection (c) below; or (b) on the next business day after delivery to a nationally-recognized express delivery service with instructions and payment for overnight delivery; or (c) on the fifth (5th) day after deposited in any depository regularly maintained by the United States postal service, postage prepaid, certified or registered mail, return receipt requested, addressed to the following addresses or to such other address as the party to be notified shall have specified to the other party in accordance with this section:

If to Viacom:

Viacom Inc.

1515 Broadway

New York New York 10036

Attention: Michael D. Fricklas, General Counsel

Phone Number: 212-258-6070

Fax Number: 212-258-6099

If to Blockbuster:

Blockbuster Inc.

1201 Elm Street

Dallas, Texas 75270

Attention: Ed Stead, General Counsel

Phone Number: 214-854-3499

Fax Number: 214-854-3677

Section 4.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto agrees that any dispute relating to or arising from this Agreement or the transactions contemplated hereby shall be resolved only in the court of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate court having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, each of the parties hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal suit, action or proceeding relating to this Agreement or any transaction contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and appellate court having jurisdiction of appeals in such courts, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit, action, or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court;

(b) consents that any such suit, action or proceeding may and shall be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction or any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party in its address as provided in Section 4.07 hereof;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by New York law; and

(e) agrees that this Agreement has been entered into in the State of New York and performed in part in the State of New York.

Section 4.09. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
Name: Title:	Michael D. Fricklas Executive Vice President, General Counsel and Secretary

BLOCKBUSTER INC.

By:	/s/ Edward B. Stead
Name: Title:	Edward B. Stead Executive Vice President and General Counsel

Schedule 2.04(a)

LETTER FROM BLOCKBUSTER’S CHAIRMAN & CEO JOHN ANTIOCO

SUMMARY

The Companies—Blockbuster

Description of Capital Stock of Blockbuster

Comparative Per Share Data—Blockbuster Per Share Data

Selected Historical Financial Data for Viacom and Blockbuster—Blockbuster Selected Historical Financial Data

Summary Unaudited Pro Forma Consolidated Condensed Financial Information for Viacom and Blockbuster—Blockbuster Summary Unaudited Pro Forma Consolidated Condensed Financial Information

RISK FACTORS

Risk Factors Relating to Blockbuster’s Business

RECENT DEVELOPMENTS

Blockbuster Credit Arrangements

Stock Option Adjustment

Dismissal of Securities Lawsuit Against Blockbuster

THE TRANSACTION

Blockbuster Charter and Bylaw Amendments

No Appraisal Rights

BLOCKBUSTER STOCK OPTION MATTERS

MARKET PRICES AND DIVIDEND INFORMATION

Shares of Blockbuster Class A and Class B Common Stock and Dividends

CAPITALIZATION OF VIACOM AND BLOCKBUSTER

Blockbuster

BLOCKBUSTER UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

NOTES TO BLOCKBUSTER UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

AGREEMENTS BETWEEN VIACOM AND BLOCKBUSTER AND OTHER RELATED PARTY TRANSACTIONS

Other Arrangements with Viacom and its Affiliates—Paramount Pictures

Other Arrangements with Viacom and its Affiliates—Advertising with Viacom Affiliates

Other Arrangements with Viacom and its Affiliates—Showtime Networks

Other Arrangements with Viacom and its Affiliates—Insurance Premiums

Other Arrangements with Viacom and its Affiliates—Interest Rate Swaps

Other Arrangements with Viacom and its Affiliates—Midway Games

Other Arrangements with Viacom and its Affiliates—Other

INTERESTS OF CERTAIN PERSONS

Blockbuster—Employment Arrangements

Blockbuster—Stock Option Arrangements

Blockbuster—Compensation of Members of the Blockbuster Special Committee

Blockbuster—Relationship of Directors and Executive Officers with Viacom

Blockbuster—Relationship of Blockbuster Director with J.P. Morgan Chase & Co.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BLOCKBUSTER AND TRANSACTIONS WITH MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

DESCRIPTION OF CAPITAL STOCK OF BLOCKBUSTER

COMPARISON OF STOCKHOLDER RIGHTS

Comparison of Blockbuster Stockholder Rights

DESCRIPTION OF OTHER MATERIAL AGREEMENTS

WHERE YOU CAN FIND MORE INFORMATION ABOUT VIACOM AND BLOCKBUSTER

Blockbuster Information

ANNEX A—BLOCKBUSTER’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003

ANNEX B—BLOCKBUSTER’S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2004

Schedule 2.04(b)

COVER PAGE

QUESTIONS AND ANSWERS ABOUT THIS EXCHANGE OFFER

SUMMARY

The Companies—Viacom

The Exchange Offer

Spin-Off and Dispositions of Blockbuster Common Stock

Risk Factors

Comparative Market Value of Securities

Regulatory Approval

U.S. Federal Income Tax Consequences

Accounting Treatment of This Exchange Offer

The Exchange Agent

The Information Agent

The Co-Dealer Managers

Comparative Per Share Data—Viacom Per Share Data

Selected Historical Financial Data for Viacom and Blockbuster—Viacom Selected Historical Financial Data

Summary Unaudited Pro Forma Consolidated Condensed Financial Information for Viacom and Blockbuster—Viacom Summary Unaudited Pro Forma Consolidated Condensed Financial Information

RISK FACTORS

Risk Factors Relating to Viacom’s Business

Risk Factors Relating to this Exchange Offer

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

RECENT DEVELOPMENTS

New Viacom Co-Presidents and Co-Chief Operating Officers; New Blockbuster Director

THE TRANSACTION

Background of this Exchange Offer

Reasons for this Exchange Offer

Effects of this Exchange Offer

Participation by National Amusements

Blockbuster Equity Capitalization Following this Exchange Offer

Blockbuster Director Resignations

No Appraisal Rights

Litigation Relating to this Exchange Offer

Regulatory Approval

Accounting Treatment

Tax Treatment

THE EXCHANGE OFFER

SPIN-OFF AND DISPOSITIONS OF BLOCKBUSTER COMMON STOCK

MARKET PRICES AND DIVIDEND INFORMATION

Shares of Viacom Class A and Class B Common Stock and Dividends

CAPITALIZATION OF VIACOM AND BLOCKBUSTER

Viacom

VIACOM UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

NOTES TO VIACOM UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

AGREEMENTS BETWEEN VIACOM AND BLOCKBUSTER AND OTHER RELATED PARTY TRANSACTIONS

Relationships Between Viacom and Blockbuster—Initial Public Offering and Split-Off Agreement

Relationships Between Viacom and Blockbuster—Release and Indemnification Agreement

Relationships Between Viacom and Blockbuster—Transition Services Agreement

Relationships Between Viacom and Blockbuster—Registration Rights Agreement

Relationships Between Viacom and Blockbuster—Tax Matters Agreement

Relationships Between Viacom and Blockbuster—Judgment Sharing Agreement

Relationships Between Viacom and Blockbuster—Director and Officer Insurance Agreement

Relationships Between Viacom and Blockbuster—Director and Officer Indemnification and Guarantee

Other Arrangements with Viacom and its Affiliates—Director and Officer Liability Insurance Program

U.S. FEDERAL INCOME TAX CONSEQUENCES

INTERESTS OF CERTAIN PERSONS

Blockbuster—Indemnification Arrangements

Blockbuster—Insurance Arrangements

Viacom

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF VIACOM

COMPARISON OF STOCKHOLDER RIGHTS

Comparison of Viacom Stockholder Rights

SHARES ELIGIBLE FOR FUTURE SALE

LEGAL MATTERS

EXPERTS

WHERE YOU CAN FIND MORE INFORMATION ABOUT VIACOM AND BLOCKBUSTER

Viacom Information

SCHEDULE I—DIRECTORS AND EXECUTIVE OFFICERS OF VIACOM

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